UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	March 16, 2023

PHOTRONICS, INC.
(Exact name of registrant as specified in its charter)

Connecticut	000-15451	06-0854886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15 Secor Road, Brookfield, CT	06804
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code (203) 775-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK, $0.01 par value per share	PLAB	NASDAQ Global Select Market

Item 5.02.	Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 of this Current Report on Form 8-K, on March 16, 2023, at its annual meeting of shareholders (the “Annual Meeting”), the shareholders of Photronics, Inc. (the “Company”) approved  amendments to its 2016 Equity Incentive Compensation Plan (the “Plan”) to increase the number of shares of the Company’s Common Stock, $0.01 par value per share, available for issuance under the Plan by an additional 1,000,000 shares.  The amendment increases the shares available for issuance under the Plan from 4,000,000 to 5,000,000 shares and increases the shares under section 6(c)(i) of the Plan from 2,000,000 shares to 5,000,000 shares.

For a further description of the terms and conditions of the Plan, amended, see “PROPOSAL 3 - TO APPROVE AN AMENDMENT TO THE PHOTRONICS, INC. 2016 EQUITY INCENTIVE COMPENSATION PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN FROM 4,000,000 SHARES TO 5,000,000 SHARES AND INCREASE THE SHARES UNDER SECTION 6(c)(i) FROM 2,000,000 SHARES TO 5,000,000 SHARES.”  in the Company’s Proxy Statement, as filed with the Securities and Exchange Commission on February 21, 2023, as supplemented March 6, 2023, which description is incorporated herein by reference.  The Plan as amended is also attached hereto as exhibit 10.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On March 16, 2023, the Company held its Annual Meeting at its offices at 15 Secor Road, Building 1, Brookfield, CT 06804 and on the Internet via live webcast at www.viewproxy.com/PLAB/2023/VM. At the Annual Meeting, the Company’s shareholders voted on five (5) proposals. The proposals are described in detail in the proxy statement relating to the annual meeting.

Proposal 1.

The Company’s shareholders elected eight (8) individuals to the Board of Directors as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Walter M. Fiederowicz	42,331,773	6,504,283	4,265,805
Dr. Frank Lee	46,353,831	2,482,225	4,265,805
Adam Lewis	48,368,144	467,912	4,265,805
Daniel Liao	45,392,697	3,443,359	4,265,805
Constantine S. Macricostas	44,748,526	4,087,530	4,265,805
George Macricostas	43,468,609	5,367,447	4,265,805
Mary Paladino	46,252,806	2,583,250	4,265,805
Mitchell G. Tyson	26,347,991	22,488,065	4,265,805

Proposal 2.

The Company's shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2023 as set forth below:

Votes For	Votes Against	Abstentions
51,570,638	1,507,479	23,744

Proposal 3.

The Company’s shareholders approved an amendment to the 2016 Equity Incentive Compensation Plan to increase the authorized shares of common stock available for issuance under the plan by an additional 1,000,000 shares.  The amendment will increase the shares available for issuance under the plan from 4,000,000 to 5,000,000 shares and increase the shares under section 6(c)(i) from 2,000,000 shares to 5,000,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,449,272	2,304,952	81,832	4,265,805

Proposal 4.

The Company's shareholders approved a non-binding advisory proposal as to the frequency (every one, two or three years) with which the non-binding shareholder vote to approve the compensation of our named executive officers should be conducted.  In light of the vote in favor of the frequency of one year, the Board of Directors has determined that the Company will hold an advisory vote on the compensation of its named executive officers every one year, until the next required vote on the frequency of an advisory vote on executive compensation. It is a requirement of the Securities and Exchange Commission to hold such votes on frequency every six years.

1 Year	2 Years	3 years	Abstain	Broker Non-Votes
43,748,675	27,708	4,851,343	208,330	4,265,805

Proposal 5.

The Company's shareholders approved by non-binding vote a resolution relating to the compensation of the named executive officers of the Company as described in the compensation discussion and analysis and the narrative disclosure as included in the proxy statement relating to the annual meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,379,449	9,141,280	315,327	4,265,805

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Photronics, Inc. 2016 Equity Incentive Compensation Plan As Amended March 16, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC.
(Registrant)

By: /s/ Richelle E. Burr
Name:	Richelle E. Burr
Title:	Executive Vice President,
Chief Administrative Officer,
General Counsel and Secretary

Date:  March 21, 2023